Exhibit 99.1
1 Investor Presentation June 4, 2024

2 Forward Looking Statements Statements in this presentation that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may also make forward-looking statements in other documents we file with the Securities and Exchange Commission (the "SEC"), in our annual reports to our stockholders, in press releases and other written materials, and in oral statements made by our officers, directors or employees. You can identify forward-looking statements by the use of the words "believe," "expect," "anticipate," "intend," "estimate," "assume," "outlook," "will," "should," and other expressions that predict or indicate future events and trends and which do not relate to historical matters. Although the Company believes that these forward-looking statements are based on reasonable estimates and assumptions, they are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and other factors. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company's control. The Company's actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, changes in general business and economic conditions on a national basis and in the local markets in which the Company operates, including changes which adversely affect borrowers' ability to service and repay loans; changes in customer behavior due to political, business and economic conditions, including inflation and concerns about liquidity; turbulence in the capital and debt markets; reductions in net interest income resulting from interest rate volatility as well as changes in the balances and mix of loans and deposits; changes in interest rates and real estate values; changes in loan collectability and increases in defaults and charge-off rates; decreases in the value of securities and other assets, adequacy of credit loss reserves, or deposit levels necessitating increased borrowing to fund loans and investments; changing government regulation; competitive pressures from other financial institutions; changes in legislation or regulation and accounting principles, policies and guidelines; cybersecurity incidents, fraud, natural disasters, and future pandemics; the risk that the Company may not be successful in the implementation of its business strategy; the risk that intangibles recorded in the Company's financial statements will become impaired; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company's Form 10-K and updated by our Quarterly Report on Form 10-Q and other filings submitted to the SEC. These statements speak only as of the date of this release and the Company does not undertake any obligation to update or revise any of these forward-looking statements to reflect events or circumstances occurring after the date of this communication or to reflect the occurrence of unanticipated events. 2

3 NB Bancorp, Inc. Overview

Overview of NB Bancorp, Inc.

NASDAQCM: NBBK
Headquartered: Needham, MA
IPO: December 2023; Raised ~$410M in gross proceeds

Founded in 1892 to help businesses and customers build their futures

Seventh largest public bank headquartered in Massachusetts

The "Builder's Bank" with deep community relationships and extensive expertise

Full-service bank with an array of commercial banking products for retail and business customers

Balance Sheet

Total Assets	Total Gross Loans	Total Deposits	Total Equity
$4.7B	$4.0B	$3.8B	$734M

Capital

TCE/ TA	Leverage Ratio	Tier 1 Capital Ratio	Total Capital Ratio
15.76%	16.50%[1]	16.91%[1]	17.83%[1]

Profitability

Q1'24 ROAA	Q1'24 ROATCE	Q1'24 NIM	Q1'24 Efficiency Ratio
0.80%[2]	4.9%[2]	3.60%	59.7%[2]

NB Bancorp, Inc.

1) Financials reflect regulatory holding company data
2) See Appendix for reconciliation of non-GAAP financial metrics

4

Well Positioned in Highly Attractive Markets

Our branch network covers the metro-west area of Boston and surrounding communities, which is our primary deposit market area. We consider our primary lending market area to be the Greater Boston metropolitan area and surrounding communities in Massachusetts, eastern Connecticut, southern New Hampshire and Rhode Island



Pittsfield
Gardner
Lowell
Gloure
MASSACHUSETTS
Worcester
Springfield
Brockton
Plymou
nce
New

Boston-Cambridge-Newton, MA-NH MSA

Total Population: **4,934,233**
'24-'29 Proj. Population Change: **1.60%**
Median HHI: **$108,079**
Proj. HHI Change: **8.75%**

Boston MSA Community Bank Deposit Market Share[1]

2022 Rank	2023 Rank	Institution	Total Deps. In Market ($M)
3	1	Cambridge Financial Group Inc.	5,108
2	2	Salem Five Bancorp	4,976
1	3	Middlesex Bancorp MHC	4,460
5	4	1831 Bancorp MHC	3,554
6	5	Leader Bancorp Inc.	3,536
4	6	Inst. for Savings in Newburyport	3,470
7	7	Enterprise Bancorp Inc.	3,294
9	***8***	***NB Bancorp Inc.***	***3,266***
8	9	HarborOne Bancorp Inc.	3,062
12	10	Northern Bancorp Inc.	2,426
10	11	Hometown Financial Group MHC	2,351
11	12	Hingham Institution for Savings	2,237
13	13	River Run Bancorp MHC	2,039
14	14	Village Bank	1,752
17	15	1854 Bancorp	1,395
		All Other Market Participants	***24,593***
		Market Total	**71,516**

1) Excludes banks with total assets greater than $10 billion; FDIC deposit data as of June 30, 2023
Source: S&P Capital IQ Pro

NB Bancorp, Inc.
5

6 Largest Employers Boston MSA 2024-2029 Projected HHI Δ Massachusetts 2023 GDP by Industry Boston MSA Median HHI ($) Industry Drivers of Local Market Source: S&P Capital IQ Pro; U.S. Bureau of Economic Analysis; Massachusetts Department of Economic Research $108,079 $75,874 Boston MSA U.S. 8.75% 10.12% Boston MSA U.S. Government 9.0% Real Estate & Finance 22.1% Entertainment 4.4% Professional 19.4% Healthcare & Educa�on 12.0% Retail Trade 4.8% Construc�on 3.9% Transporta�on & Warehousing 2.0% Other 22.5% 6

Experienced Institutional Leadership

Executive Management







Joseph Campanelli
Chairman, President & CEO

Salvatore Rinaldi
EVP & Chief Operating Officer

J.P. Lapointe
EVP & Chief Financial Officer

Kevin Henkin
EVP & Chief Credit Officer

Peter Bakkala
EVP & Chief Risk Officer

James White
EVP & Chief Administrative Officer

Paul Evangelista
EVP & Director of Specialized Banking

Stephanie Maiona
EVP & Senior Commercial Lender

Michael Sinclair
EVP of Residential and Consumer Lending

Board of Directors

Joseph Campanelli
Chairman, President & CEO

Paul J. Ayoub
Chair – Nutter McClennen & Fish LLP

William Darcey
President & CEO – Provider Insurance Group

Susan Elliott
Retired EVP – Federal Home Loan Bank of Boston

Francis Orfanello
Operating Partner – One Rock Capital Partners

Angela Jackson
CEO – Future Forward Strategies

Hope Pascucci
President & Principal – Rose Grove Capital Management

Christopher Lynch
President – Marshall Resources

Raza Shaikh
Managing Director – Launchpad Venture Group

Joseph R. Nolan, Jr.
Chairman, President & CEO - Eversource

Mark Whalen
Retired CEO – Needham Bank

NB Bancorp, Inc.
7

8 Investment Highlights Experienced management team and talent base to grow market share, invest for the future and serve the community Focused on driving franchise value via relationship-based banking and active community involvement History of consistent earnings through various market cycles Excellent credit profile reflective of a diligent and conservative risk management culture Prudent stewards of capital – committed to responsible lending, driving organic growth and investing in the future Strong and stable deposit base with 100+ year history of banking in the communities served Attractive markets of operation to continue generating core loans and deposits 8

9 Financial Highlights for the First Quarter 2024 • Net income of $8.7 million, or $0.22 per diluted share for the quarter. • Gross loans increased $65.3 million, or 1.7%, to $3.95 billion, from the prior quarter. • The net interest margin on a fully-tax equivalent basis increased 21 basis points to 3.60%. • Asset quality remains strong: • Annualized net charge-offs of 0.19% of average total loans and non-performing loans of $11.1 million, or 0.28% of total loans. Most of the charge-offs in the quarter were in the purchased consumer loan portfolio. • Provision for credit losses was $4.4 million, down from $5.9 million in the prior quarter and contributing to an increase in the ACL of $2.1 million, resulting in a coverage ratio of 0.87% of total loans. • Total deposits increased $384.7 million or 11.4% from the prior quarter, to $3.77 billion. Core deposits, which exclude brokered deposits, increased $268.3 million or 8.4% from the prior quarter, reducing the loans to deposit ratio to 105% from 115% in the prior quarter. • Borrowings and brokered deposits totaled 7.8% of total assets, compared to 10.3% in the prior quarter. • Strong capital position with 15.8% shareholders equity to total assets and 15.8% tangible shareholders' equity to tangible assets¹. • Book value and tangible book value per share were $17.18 and $17.16¹, respectively. 1) See Appendix for reconciliation of non-GAAP financial metrics 9

10 Financial Overview

11 Total Deposits ($M) Tangible Common Equity ($M) Total Assets ($M) Total Gross Loans ($M) History of Targeted Balance Sheet Growth 1) Reflects bank level call report financials $2,454 $2,664 $2,923 $3,592 $4,533 $4,650 2019 2020 2021 2022 2023 Q1'24 $2,078¹ $2,195 $2,105¹ $3,015¹ $3,889 $3,955¹ 2019 2020 2021 2022 2023 Q1'24 $1,860 $2,202 $2,565 $2,887 $3,387 $3,772 2019 2020 2021 2022 2023 Q1'24 $292 $307 $326 $343 $757 $733 2019 2020 2021 2022 2023 Q1'24 11

12 Adj. Return on Avg. Tangible Common Equity (%)¹ Adj. Net Income ($M)¹ Adj. Return on Average Assets (%)¹ Adj. Return on Average Equity (%)¹ Track Record of Strong Performance 1) See Appendix for reconciliation of non-GAAP financial metrics 2) Q1’24 adjusted net income reflects annualized total Note: Adjusted metrics shown exclude conversion and IPO-related expenses 0.69% 0.55% 0.77% 0.96% 0.86%¹ 0.80%¹ 2019 2020 2021 2022 2023 Q1'24 5.7% 4.7% 6.8% 9.1% 9.4%¹ 4.9%¹ 2019 2020 2021 2022 2023 Q1'24 5.7% 4.7% 6.8% 9.1% 9.4%¹ 4.9%¹ 2019 2020 2021 2022 2023 Q1'24 $16 $14 $22 $30 $34¹ $36¹ 2019 2020 2021 2022 2023 Q1'24² 12

13 Noninterest Income / Average Assets (%) Noninterest Expense / Average Assets (%) Net Interest Margin (%) Efficiency Ratio (%)¹ Track Record of Strong Performance (Cont.) 1) See Appendix for reconciliation of non-GAAP financial metrics; Excludes conversion and IPO-related expenses 2.92% 2.83% 2.81% 3.49% 3.41% 3.60% 2019 2020 2021 2022 2023 Q1'24 67.2% 66.4% 65.8% 62.3% 62.5%¹ 59.7%¹ 2019 2020 2021 2022 2023 Q1'24 0.23% 0.33% 0.27% 0.26% 0.31% 0.31% 2019 2020 2021 2022 2023 Q1'24 2.05% 2.01% 2.00% 2.28% 2.29% 2.24% 2019 2020 2021 2022 2023 Q1'24 13

14 Tier 1 Capital Ratio (%) Total Capital Ratio (%) Tangible Common Equity / Tangible Assets (%) Leverage Ratio (%) Capital Ratios 1) Financials reflect bank level call report data 2) Financials reflect regulatory holding company data Note: “NR” stands for “Not Reported” denoting the bank’s election into the Community Bank Leverage Ratio framework; See Appendix for reconciliation of non-GAAP financial metrics 11.91% 11.54% 11.16% 9.54% 16.70% 15.76% 2019 2020 2021 2022 2023 Q1'24 12.11%¹ 12.01%¹ 11.23%¹ 10.49%¹ 17.71% 16.50%² 2019 2020 2021 2022 2023 Q1'24 14.08%¹ 10.54%¹ 16.91%² 2019 2020 2021 2022 2023 Q1'24 14.81%¹ 11.28%¹ 17.83%² 2019 2020 2021 2022 2023 Q1'24 NR NR NR NR NR NR 14

15 Loan Portfolio & Asset Quality

16 Note: Loan composition reflects regulatory holding company data Diversified Loan Portfolio 1-4 Family 30% Mul�family 8% Commercial Real Estate 31% Construc�on & Development 14% Commercial & Industrial 12% Consumer 5% Q1’24 Yield on Loans: 6.60% $4.0B Q1’24 Total 16

17 Construction & Development / Total Risk Based Capital (%) Commercial Real Estate / Total Risk Based Capital (%) Loan Portfolio Concentrations 1) Financials reflect bank level call report data 2) Financials reflect regulatory holding company data 274%¹ 280%¹ 277%¹ 342%¹ 187%² 192%² 2019 2020 2021 2022 2023 Q1'24 121%¹ 125%¹ 129%¹ 144%¹ 79%² 68%² 2019 2020 2021 2022 2023 Q1'24 17

18 Owner-Occupied CRE By Collateral Type Non-Owner-Occupied CRE By Collateral Type Commercial Real Estate Portfolio Industrial 39% Office 8% Retail 16% Special Purpose 22% Other 13% Mixed Use 2% Industrial 7% Office 16% Mul�- Family 33% Retail 11% Special Purpose 6% Hospitality 15% Other 4% Mixed Use 7% $544M Q1’24 Total $972M Q1’24 Total 18

19 Office Portfolio Overview • Our $200.1 million office portfolio is predominantly located in the Greater Boston suburbs and mostly consists of Class A and B office space. The typical use of these office loans are medical and lab space and do not consist of high-rise towers located in Boston. Owner-Occupied 22% Non - Owner-Occupied 78% $200M Q1’24 Total 19

20 C&I By Type C&I By Geography Overview of C&I Portfolio Structured Finance 30% Renewable Energy 19% Bridge Financing & Cannabis 15% Middle Market 13% Bridge Financing 12% Small Business / Other 6% Cannabis 5% Newport Beach, CA 15% Boston, MA 9% Branford, CT 7% Vero Beach, FL 6% Miami, FL 6% Pikesville, MD 6% Portsmouth, NH 5% Los Angeles, CA 5% Cli�on, ME 5% Boca Raton, FL 4% Other 32% $499M Q1’24 Total $499M Q1’24 Total 20

21 Construction By Type Construction By Geography Overview of Construction Lending Condos 26% Mul�-Family 20% Single Family for Sale 13% Mixed Use 10% Special Purpose 9% Office 7% Single Family Owner-Occupied 5% Land 5% Other 5% Boston, MA 32% Needham, MA 9% Canton, MA Watertown, MA 7% 5% Quincy, MA 4% Newton, MA 4% Na�ck, MA 3% Wellesley, MA 3% Providence, RI 2% Brookline, MA 2% Other 29% $535M Q1’24 Total $535M Q1’24 Total 21

22 Cannabis Business Highlights • As of March 31, 2024, we had outstanding loan balances of $334.3 million to cannabis businesses: • $252.7 million was indirect to cannabis entities; and, • $81.6 million was direct to cannabis entities • 79% of the total outstanding loans were collateralized by real estate, including 100% of the direct cannabis loans • As of March 31, 2024, the Company had $315.5 million in cannabis deposits • Substantially even split between indirect and direct deposits Cannabis Business Loans ($M) Cannabis Business Deposits ($M) 75.6% 68.1% 24.4% 31.9% 12/31/2023 3/31/2024 Cannabis Indirect Cannabis Direct $277.2M $315.5M 12/31/2023 3/31/2024 22

23 Reserves / Loans (%) & Reserves / NPLs (%) NPA Trends Asset Quality 1) Financials reflect bank level call report data 2) Financials reflect regulatory holding company data $14.2¹ $25.9¹ $6.0 $13.0 $10.8 $10.8 $3.5¹ $3.4¹ $4.5 $8.3 $0.9 2019 2020 2021 2022 2023 Q1'24 Nonaccruals ($M) TDRs ($M) OREO ($M) NPAs / Assets 0.76%¹ 1.10%¹ 0.36% 0.56%¹ 0.24% 0.23%² 0.73%¹ 0.90%¹ 0.87% 0.83% 0.83% 0.87% 85%¹ 68%¹ 175% 117% 298% 317% 0% 200% 400% 0.00% 0.50% 1.00% 2019 2020 2021 2022 2023 Q1'24 Reserves / Loans Reserves / NPLs 23

24 1) Reflects annualized metrics 2) Financials reflect bank-level call report data Note: Values may not sum due to rounding Historically Strong Credit Culture NCOs / Average Loans (%) 0.00%² 0.10%² 0.16% 0.00% 0.10% 0.19% (0.10%) 0.20% 0.50% 0.80% 2019 2020 2021 2022 2023 Q1'24 • Our loan portfolio consists primarily of commercial real estate and multifamily loans, one-to four-family residential real estate loans, construction and land development loans, commercial and industrial loans and consumer loans. These loans are primarily made to individuals and businesses located in our primary lending market area, which is the Greater Boston metropolitan area and surrounding communities in Massachusetts, Eastern Connecticut, Southern New Hampshire and Rhode Island. • For the quarter ended March 31, 2024, the Company’s NCOs / Average Loans were composed of ~15bps from purchased consumer loans and ~3bps organic C&I lending¹ 24

25 Funding & Liquidity Management

26 Note: Deposit composition reflects regulatory holding company data Balanced Deposit Base Transac�on 27% Savings & MMDA 26% Retail 31% Jumbo 16% Q1’24 Cost of Deposits: 3.16% $3.8B Q1’24 Total 100% of the institutions deposits are insured 26

27 Cost of Deposits Core Deposit Trends¹ Support of Strong Deposit Base (Cont.) 1) Core deposits are total deposits less jumbo time deposits greater than $100,000 64.9% 70.2% 73.9% 75.0% 71.8% 71.2% 50.0% 60.0% 70.0% 80.0% 2019 2020 2021 2022 2023 Q1'24 1.32% 1.03% 0.43% 0.48% 2.34% 3.15% 0.00% 2.00% 4.00% 6.00% 2019 2020 2021 2022 2023 Q1'24 27

28 Overview of Securities Portfolio U.S. Treasuries 37% U.S. Gov't Agencies 2% Mortgage-Backed Securi�es 5% Corporate Bonds 46% Collateralized Mortgage Obliga�ons 1% Municipal Obliga�ons 9% $207M Total Q1’24 Yield on Securities: 2.66% 28

29 Interest Rate Sensitivity At March 31 , 2024 Change in Interest Rates Net Interest Income Year 1 Change (bps) Year 1 Forecast ($000) From Level +300 $1 65,970 6.3% +200 1 62,757 4.2% +1 00 1 59,946 2.4% -- 1 56,1 46 -- (1 00) 1 50,764 (3.4%) (200) 1 44,358 (7.5%) (300) 1 38,334 (1 1 .4%) 29

30 Prudent Liquidity Management FHLB Advances 4.6% Brokered Deposits 22.5% FHLB Unused Borrowing Capacity 57.2% FED Available Borrowing Capacity 3.4% Capacity for Addi�onal Brokered Deposits 12.4% % of Total Liquidity As of March 31, 2024, the Company had: • $60.8 million of outstanding advances from the Federal Home Loan Bank • $300.0 million of brokered deposits • $762.6 million of unused borrowing capacity with the FHLB • $45.0 million available with the Discount Window at the Federal Reserve Bank of Boston • $165.0 million of additional capacity for brokered deposits, pursuant to internal liquidity policy stating that brokered deposits can be up to 10.0% of total assets 84.3% of unused capacity 30

31 Appendix

Notes and Reconciliation of GAAP and Non-GAAP Financial Measures

In addition to results presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"), this presentation contains certain non-GAAP financial measures, including net income excluding conversion and IPO-related expenses, noninterest expense excluding conversion and IPO-related expenses, earnings per share excluding conversion and IPO-related expenses, return on average assets excluding conversion and IPO-related expenses, return on average shareholders' equity excluding conversion and IPO-related expenses, efficiency ratio excluding conversion and IPO-related expenses, tangible shareholders' equity, tangible assets, tangible book value per share, and efficiency ratio. The Company's management believes that the supplemental non-GAAP information is utilized by regulators and market analysts to evaluate a Company's financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names.

$ in thousands	2019Y	2020Y	2021Y	2022Y	2023Y	Q1 2024
Return on Average Tangible Common Equity:						
Net Income	$16,001	$14,071	$21,575	$30,065	$9,825	$8,701
Adjustments to Net Income:						
Needham Bank Charitable Foundation Contribution Resulting from IPO	--	--	--	--	19,082	--
One-Time Conversion and IPO-Related Expenses	--	--	--	--	7,931	--
Defined Benefit Pension Termination Expense	--	--	--	--	1,900	390
Permanent Tax Differences Resulting from Public Company Tax Laws[1]	--	--	--	--	3,680	--
Total Impact of Non-GAAP adjustment	--	--	--	--	$32,593	$390
Less: Net Tax Benefit associated with Non-GAAP Adjustments	--	--	--	--	8,096	111
Non-GAAP Adjustments, net of tax	--	--	--	--	24,497	279
Adjusted Net Income	$16,001	$14,071	$21,575	$30,065	$34,322	$8,980
Average Shareholders' Equity	$283,030	$299,787	$316,723	$331,872	$365,120	$733,695
Less: Average Intangible Assets	--	--	--	689	1,303	1,209
Average Tangible Shareholders' Equity	$283,030	$299,787	$316,723	$331,184	$363,817	$732,486
ROATCE (Annualized Adjusted Net Income / Average Tangible Shareholders' Equity)	5.7%	4.7%	6.8%	9.1%	9.4%	4.9%

	2019Y	2020Y	2021Y	2022Y	2023Y	Q1 2024
Adjusted Return on Average Assets:						
Adjusted Net Income	16,001	14,071	21,575	30,065	34,322	8,980
Average Assets	2,313,918	2,558,787	2,793,333	3,118,890	3,973,093	4,495,819
Adjusted Return on Average Assets (Annualized Adjusted Net Income / Average Assets)	0.69%	0.55%	0.77%	0.96%	0.86%	0.80%

	2019Y	2020Y	2021Y	2022Y	2023Y	Q1 2024
Adjusted Return on Average Equity:						
Adjusted Net Income	16,001	14,071	21,575	30,065	34,322	8,980
Average Shareholders' Equity	283,030	299,787	316,723	331,872	365,120	733,695
Adjusted Return on Average Equity	5.65%	4.69%	6.81%	9.06%	9.40%	4.90%

NB Bancorp, Inc.

1) These amounts are reflected in income tax expense and reflect amounts related to current year compensation and a write-down for future LTIP vesting amounts that are not expected to be tax deductible on a tax return. These amounts are not included in the calculation of the tax benefit associated with non-GAAP adjustments.

32

Notes and Reconciliation of GAAP and Non-GAAP Financial Measures *(Cont.)*

In addition to results presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"), this presentation contains certain non-GAAP financial measures, including net income excluding conversion and IPO-related expenses, noninterest expense excluding conversion and IPO-related expenses, earnings per share excluding conversion and IPO-related expenses, return on average assets excluding conversion and IPO-related expenses, return on average shareholders' equity excluding conversion and IPO-related expenses, efficiency ratio excluding conversion and IPO-related expenses, tangible shareholders' equity, tangible assets, tangible book value per share, and efficiency ratio. The Company's management believes that the supplemental non-GAAP information is utilized by regulators and market analysts to evaluate a Company's financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names.

$ in thousands	2019Y	2020Y	2021Y	2022Y	2023Y	Q1 2024
Tangible Common Equity / Tangible Assets:						
Shareholders' Equity	$292,256	$307,317	$326,129	$344,065	$757,959	$733,838
Less: Intangible Assets	--	--	--	1,377	1,227	1,191
Tangible Shareholders' Equity	$292,256	$307,317	$326,129	$342,688	$756,732	$732,647
Total Assets	$2,453,579	$2,663,994	$2,922,671	$3,595,335	$4,533,412	$4,650,019
Less: Intangible Assets	--	--	--	1,377	1,227	1,191
Tangible Assets	$2,453,579	$2,663,994	$2,922,671	$3,593,958	$4,532,185	$4,648,828
Tangible Common Equity / Tangible Assets (TCE / TA)	11.91%	11.54%	11.16%	9.54%	16.70%	15.76%

	2019Y	2020Y	2021Y	2022Y	2023Y	Q1 2024
Efficiency Ratio:						
Net Interest Income	$65,856	$69,686	$78,011	$104,964	$130,057	$38,633
Noninterest Income	5,463	8,508	8,654	9,275	15,577	3,501
Total Income	$71,319	$78,194	$86,665	$114,239	$145,634	$42,134
Noninterest Expense	$47,908	$51,944	$56,983	$71,151	$119,905	$25,565
Adjustments to Noninterest Expense:						
Needham Bank Charitable Foundation Contribution Resulting from IPO	--	--	--	--	19,082	--
One-Time Conversion and IPO-Related Expenses	--	--	--	--	7,931	--
Defined Benefit Pension Termination Expense	--	--	--	--	1,900	390
Adjusted Noninterest Expense	$47,908	$51,944	$56,983	$71,151	$90,992	$25,175
Efficiency Ratio (Adjusted Noninterest Expense / Total Income)	67.2%	66.4%	65.8%	62.3%	62.5%	59.7%

NB Bancorp, Inc.

33

34 Executive Management Biographies Joseph Campanelli Chairman, President & CEO Salvatore Rinaldi EVP & Chief Operating Officer J.P. Lapointe EVP & Chief Financial Officer Mr. Campanelli has served as President and Chief Executive Officer of Needham Bank since joining the Bank in January 2017 and was elected Chairman in 2022. Mr. Campanelli has over 40 years of banking experience in a variety of senior and executive positions, including having served as the President and Chief Executive Officer of Sovereign Bancorp, Inc. and its subsidiary Sovereign Bank as well as Chairman, President and Chief Executive Officer of Flagstar Bancorp, Inc. and its subsidiary Flagstar Bank. Additionally, Mr. Campanelli has a long history of community involvement, currently serving on the board of the Massachusetts Business Roundtable, Boys and Girls Club of Boston and The One Hundred Club of Boston. Mr. Rinaldi is Executive Vice President and Chief Operating Officer of Needham Bank, a position he has held since April 2017 when he joined Needham Bank. In this role, Mr. Rinaldi assists the Chief Executive Officer in the general oversight of Needham Bank and implementation of the Bank’s strategic direction. Mr. Rinaldi has over 40 years of banking experience, primarily with commercial banks and their holding companies. Mr. Lapointe joined the Bank in February 2024 as Executive Vice President and Chief Financial Officer. Prior to this, Mr. Lapointe was the Chief Financial Officer of Northeast Bank, Lewiston, Maine, from November 2017 until February 2024. Prior to joining Northeast Bank, Mr. Lapointe served as a Senior Audit Manager at Wolf & Company, P.C. in its external and internal audit practices, with a focus on the financial services sector from 2004 to 2017. Mr. Lapointe is a certified public accountant registered in the Commonwealth of Massachusetts. Kevin Henkin EVP & Chief Credit Officer Mr. Henkin is Executive Vice President and Chief Credit Officer of Needham Bank, a position he has held since April 2018. In this role, Mr. Henkin has primary responsibility for managing all aspects of the credit risk management framework over the Bank’s lending operations. Mr. Henkin has over 30 years of banking experience, having served at other financial institutions as well as running a bank consulting firm for three years at which Mr. Henkin conducted external loan reviews, stress testing and due diligence for financial institutions. 34

35 Thank You